AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT A
GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
SUPPLEMENT DATED MARCH 17, 2005
TO
PROSPECTUS
DATED MAY 3, 2004
AS SUPPLEMENTED

          Effective May 2, 2005, American International Life Assurance Company of New York is amending its Contract prospectus for the sole purpose of describing a change in the availability of the Vanguard® International Growth Fund (the "Fund") as an investment option under the Contracts.

          Beginning May 2, 2005, the Fund will no longer be offered as an investment option under the Contracts.

          If you have any questions, please contact our Administrative Center at 1-877-299-1724.